================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 28, 2003
                        (Date of earliest event reported)

                              --------------------

                                   ONEOK, INC.
             (Exact name of Registrant as specified in its charter)


          Oklahoma                      001-13643                73-1520922
      (State or other                  (Commission             (IRS Employer
jurisdiction of incorporation)         File Number)          Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip Code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

================================================================================

Item 5.   Other Events and Required FD Disclosure.
          ----------------------------------------

               On January 28, 2003, ONEOK, Inc. (the "Company") consummated concurrent underwritten offerings of 12,000,000 shares of the Company's common stock at a public offering price of $17.19 per share and 14,000,000 of the Company's 8.50% equity units, each with a stated value of $25 per unit. Each offering was made pursuant to separate Prospectus Supplements dated January 23, 2003 that supplement the Company's Prospectus dated January 13, 2003 and relate to the Company's Registration Statement on Form S-3, as amended (SEC File No. 333-102105).

               Additional information with respect to the offerings described herein is set forth in the exhibits hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          (a)  Financial Statements of Businesses Acquired

               Not applicable.

          (b)  Pro Forma Financial Information

               Not applicable.

          (c)  Exhibits

Exhibit
Number    Description
-------   -----------

  1.1 Underwriting Agreement relating to the common stock offering, dated as of January 23, 2003, among the Company, Banc of America Securities LLC, UBS Warburg LLC and J.P. Morgan Securities Inc.

  1.2 Price Determination Agreement relating to the common stock offering, dated as of January 23, 2003, among the Company, Banc of America Securities LLC, UBS Warburg LLC and J.P. Morgan Securities Inc.

  1.3 Underwriting Agreement relating to the equity units offering, dated as of January 23, 2003, among the Company, UBS Warburg LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc.

  1.4 Price Determination Agreement relating to the equity units offering, dated as of January 23, 2003, among the Company, UBS Warburg LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc.

 +4.1 Purchase Contract Agreement, dated as of January 28, 2003, between the Company and SunTrust Bank, as Purchase Contract Agent (the "Purchase Contract Agent") (incorporated by reference to Exhibit 4.3 to the Company's registration statement on Form 8-A/A filed with the SEC on January 31, 2003).

 +4.2     Form of Corporate Unit (included in Exhibit 4.1).

 +4.3 Pledge Agreement, dated as of January 28, 2003, among the Company, SunTrust Bank, as Collateral Agent, Custodial Agent and Securities Intermediary ("Collateral Agent"), and SunTrust Bank, as Purchase Contract Agent (incorporated by reference to Exhibit 4.4 to the Company's registration statement on Form 8-A/A filed with the SEC on January 31, 2003).

Exhibit
Number    Description
-------   -----------
  +4.4    Remarketing Agreement, dated as of January 28, 2003, among the
          Company, UBS Warburg LLC, Banc of America Securities LLC and J.P.
          Morgan Securities Inc. and SunTrust Bank, as Purchase Contract Agent
          (incorporated by reference to Exhibit 4.5 to the Company's registration statement on Form 8-A/A filed with the SEC on January 31,
          2003).

  +4.5 First Supplemental Indenture, dated as of January 28, 2003, between the Company and SunTrust Bank, as Trustee ("Trustee") (incorporated by reference to Exhibit 4.22 to the Company's registration statement on Form 8-A/A filed with the SEC on January 31, 2003).

  +4.6    Form of Senior Note due 2008 (included in Exhibit 4.5).

   5.1 Opinion of Gable & Gotwals regarding the validity of the equity units.

   5.2 Opinion of Gable & Gotwals regarding the validity of the common stock.

   5.3    Opinion of Jones Day regarding the validity of the equity units.

   8.1 Opinion of Jones Day regarding tax matters relating to the equity units prospectus supplement.

   8.2 Opinion of Jones Day regarding tax matters relating to the common stock prospectus supplement.

  23.1 Consent of Gable & Gotwals (included in the opinion filed as Exhibit 5.1 hereto).

  23.2 Consent of Gable & Gotwals (included in the opinion filed as Exhibit 5.2 hereto).

  23.3 Consent of Jones Day (included in the opinion filed as Exhibit 5.3 hereto).

  23.4 Consent of Jones Day (included in the opinion filed as Exhibit 8.1 hereto).

  23.5 Consent of Jones Day (included in the opinion filed as Exhibit 8.2 hereto).

------------------
+ Incorporated by reference.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               ONEOK, INC.
                                               (an Oklahoma Corporation)



                                               By: /s/ Jim Kneale
                                               ------------------
                                               Name: Jim Kneale
                                               Title: Senior Vice President,
                                               Treasurer, and Chief Financial
                                               Officer

Dated: January 31, 2003

                                 EXHIBIT INDEX

Exhibit
Number                             Description
-------                            -----------
  1.1 Underwriting Agreement relating to the common stock offering, dated as of January 23, 2003, among the Company, Banc of America Securities LLC, UBS Warburg LLC and J.P. Morgan Securities Inc.

  1.2 Price Determination Agreement relating to the common stock offering, dated as of January 23, 2003, among the Company, Banc of America Securities LLC, UBS Warburg LLC and J.P. Morgan Securities Inc.

  1.3 Underwriting Agreement relating to the equity units offering, dated as of January 23, 2003, among the Company, UBS Warburg LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc.

  1.4 Price Determination Agreement relating to the equity units offering, dated as of January 23, 2003, among the Company, UBS Warburg LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc.

 +4.1 Purchase Contract Agreement, dated as of January 28, 2003, between the Company and SunTrust Bank, as Purchase Contract Agent (the "Purchase Contract Agent") (incorporated by reference to Exhibit 4.3 to the Company's registration statement on Form 8-A/A filed with the SEC on January 31, 2003).

 +4.2     Form of Corporate Unit (included in Exhibit 4.1).

 +4.3 Pledge Agreement, dated as of January 28, 2003, among the Company, SunTrust Bank, as Collateral Agent, Custodial Agent and Securities Intermediary ("Collateral Agent"), and SunTrust Bank, as Purchase Contract Agent (incorporated by reference to Exhibit 4.4 to the Company's registration statement on Form 8-A/A filed with the SEC on January 31, 2003).

 +4.4 Remarketing Agreement, dated as of January 28, 2003, among the Company, UBS Warburg LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc. and SunTrust Bank, as Purchase Contract Agent (incorporated by reference to Exhibit 4.5 to the Company's registration statement on Form 8-A/A filed with the SEC on January 31,
          2003).

 +4.5 First Supplemental Indenture, dated as of January 28, 2003, between the Company and SunTrust Bank, as Trustee ("Trustee") (incorporated by reference to Exhibit 4.22 to the Company's registration statement on Form 8-A/A filed with the SEC on January 31, 2003).

 +4.6     Form of Senior Note due 2008 (included in Exhibit 4.5).

  5.1 Opinion of Gable & Gotwals regarding the validity of the equity units.

  5.2 Opinion of Gable & Gotwals regarding the validity of the common stock.

  5.3     Opinion of Jones Day regarding the validity of the equity units.

  8.1 Opinion of Jones Day regarding tax matters relating to the equity units prospectus supplement.

  8.2 Opinion of Jones Day regarding tax matters relating to the common stock prospectus supplement.

 23.1 Consent of Gable & Gotwals (included in the opinion filed as Exhibit 5.1 hereto).

 23.2 Consent of Gable & Gotwals (included in the opinion filed as Exhibit 5.2 hereto).

 23.3 Consent of Jones Day (included in the opinion filed as Exhibit 5.3 hereto).

 23.4 Consent of Jones Day (included in the opinion filed as Exhibit 8.1 hereto).

 23.5 Consent of Jones Day (included in the opinion filed as Exhibit 8.2 hereto).

------------------
+ Incorporated by reference.